Exhibit 24(a)

                             Power of Attorney


      KNOW ALL MEN BY THESE PRESENTS,  that the undersigned Principal Executive

Executive Officer,  Principal Financial Officer,  Principal Accounting Officer,

officers  and / or  directors  of  UniSource  Energy  Corporation,  an  Arizona corporation,  which  corporation  proposes  to  file  with  the Securities  and

Exchange Commission an Annual Report  on Form 10-K  for the year ended December

31, 2000, under the Securities Exchange Act of 1934, as amended,  does each for himself and not for one another, hereby constitute and appoint Kevin P. Larson,

Vincent Nitido Jr. and Karen G. Kissinger and each of them, his true and lawful

Karen G. Kissinger  and each of them,  his true  and lawful attorneys,  in  his name, place and stead,  to sign his name to said proposed Annual Report on Form

10-K and any and all amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission,  it being intended  to grant and hereby granting to said attorneys,  and each of them,  full power and authority  to do and perform any act and thing necessary and proper to be done in the premise as fully and to all intents and purposes as the undersigned could do if personally present;  and each  of the undersigned for himself hereby ratifies and confirms all that said attorneys,  or any one of them,  shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set their hand as of the 1st day of March, 2001.




 /s/ James S. Pignatelli                          /s/ Ira R. Adler
------------------------------                   ------------------------------
James S. Pignatelli                              Ira R. Adler, Director
Principal Executive Officer
and Chairman of the Board of
Directors



/s/ Kevin P. Larson                               /s/ Lawrence J. Aldrich
------------------------------                   ------------------------------
Kevin P. Larson                                  Lawrence J. Aldrich, Director
Principal Financial Officer




/s/ Karen G. Kissinger                            /s/ Larry W. Bickle
------------------------------                   ------------------------------
Karen G. Kissinger                               Larry W. Bickle, Director
Principal Accounting Officer



                                                  /s/ Elizabeth T. Bilby
                                                 ------------------------------
                                                 Elizabeth T. Bilby, Director




                                                  /s/ Harold W. Burlingame
                                                 ------------------------------
                                                 Harold W. Burlingame, Director




                                                  /s/ Jose L. Canchola
                                                 ------------------------------
                                                 Jose L. Canchola, Director




                                                  /s/ John L. Carter
                                                 ------------------------------
                                                 John L. Carter, Director




                                                  /s/ Daniel W.L. Fessler
                                                 ------------------------------
                                                 Daniel W.L. Fessler, Director




                                                  /s/ John A. Jeter
                                                 ------------------------------
                                                 John A. Jeter, Director




                                                  /s/ Martha R. Seger
                                                 ------------------------------
                                                 Martha R. Seger, Director




                                                  /s/ H. Wilson Sundt
                                                 ------------------------------
                                                 H. Wilson Sundt, Director